EXHIBIT 4.24

             Assignment Agreement dated September 14, 2005, between

                                 0724000 BC Ltd.

                                       and

                               Magellan Gold Corp.

                              ASSIGNMENT AGREEMENT


THIS AGREEMENT is made as of the 14th day of September, 2005.


B E T W E E N:

                  0724000 B.C. LTD. (formerly Centrasia Mining Corp.), a British Columbia corporation with an address of 300 - 1055 W. Hastings St., Vancouver, BC V6E 2E9, Canada

                  ("0724000")

                                                               OF THE FIRST PART

                                     - and -

                  MAGELLAN GOLD (BVI) INC., a British Virgin Islands corporation with an address of c/o HWR Services Limited, Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

                  ("Magellan Gold BVI")

                                                              OF THE SECOND PART

RECITALS:

1. 0724000 and Magellan Gold BVI are parties to an Option Agreement dated as of the 8th day of July 2005 with Bulakashu Mining Company Ltd ("BMC"), Marsa Gold Corp. ("Marsa"), and Centrasia Mining Corp. (formerly, Baradero Resources Limited, "Centrasia") (the "BMC Option Agreement");

2. Under the terms of the BMC Option Agreement, 0724000 has been granted an option to acquire BMC from Marsa;

3.       Section 4 of the BMC Option Agreement provides as follows:

         "Marsa acknowledges that immediately after the closing of the transactions contemplated by the Pubco Agreement, all of Centrasia's right, title and interest in this Agreement, the Loan Agreement, the Marsa Guarantee and the Marsa Pledge shall be assigned to Magellan Gold BVI and Marsa hereby consents to such assignment and agrees to execute all collateral agreements and documents as may be necessary to effect such assignment. Upon such assignment, Magellan Gold BVI shall assume all of the rights, privileges, obligations and liabilities of Centrasia under this Agreement, the Loan Agreement, the Marsa Guarantee and the Marsa Pledge."

4. The transactions contemplated by the Pubco Agreement have closed and it is in order to assign all of 0724000's right, title and interest in the BMC Option Agreement, the Loan Agreement, the Note, the Marsa Guarantee and the Marsa Pledge (the "Agreements") to Magellan Gold BVI;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual premises, agreements and covenants herein contained, the sum of Two Dollars ($2.00) now paid by each party hereto to the other and for other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged), the parties hereto do hereby covenant and agree with each other as follows:

1.       GENERAL

1.1 CURRENCY. All dollar amounts referred to in this Agreement are in Canadian funds unless otherwise expressly specified.

1.2 DEFINED TERMS. Any capitalized term used in this Agreement (including the recitals) that is not defined in this Agreement shall have the meaning attributed in the BMC Option Agreement.

1.3 ENTIRE AGREEMENT. This Agreement together with the BMC Option Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written with respect to the subject matter hereof. This Agreement shall not be amended except by a memorandum in writing signed by both parties and any amendment thereof shall be null and void and shall not be binding upon a party which has not given its consent as aforesaid. In the case of any discrepancy between this Agreement and the BMC Option Agreement, the provisions of the BMC Option Agreement shall prevail.

1.4      HEADINGS.   The  division  of  this  Agreement  into  sections  is  for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

1.5      TIME.  Time shall be of the essence of this Agreement.

1.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and assigns.

1.7 LAW. This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

1.8 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable shall not affect any other provision and shall be deemed to be severable herefrom.

1.9 FURTHER ASSURANCES. Each party shall from time to time diligently take or cause to be taken such action and execute and deliver or cause to be executed and delivered to the other party such documents and further assurances as, in the reasonable opinion of counsel for the other party, may be necessary or advisable to give effect to this Agreement.

1.10 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts (by original or telefacsimile signature) each of which when so executed and delivered shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

1.11 STATEMENTS OF FACT. This parties hereto specifically agree without limitation, that the paragraphs forming the preambles to this Agreement contain true and correct statements of fact.

2.       ASSIGNMENT OF THE AGREEMENTS

2.1 ASSIGNMENT. For good and valuable consideration 0724000 hereby grants, assigns, transfers and sets over to Magellan Gold BVI all of its right, title and interest in and to each of the Agreements, and Magellan Gold BVI hereby assumes all of the rights, privileges, obligations and liabilities of 0724000 in and to each of the Agreements.

3.       COVENANTS, REPRESENTATIONS AND WARRANTIES

3.1 COVENANTS, REPRESENTATIONS AND WARRANTIES OF MAGELLAN GOLD BVI AND 0724000. Each party hereby covenants, represents and warrants to the other party as follows and acknowledges that such other party is relying on the truth and accuracy thereof in entering into this Agreement:

(i) it is a corporation duly incorporated and validly incorporated, organized and existing under the laws of its corporate jurisdiction with the corporate power, authority and capacity to enter into this Agreement and fulfil the terms hereof;

(ii) the execution and delivery of this Agreement by such party neither requires the consent of any person nor will conflict with or result in a breach of any of the terms, conditions or provisions of its corporate charter documents, any agreement or instrument by which it is bound or any law, regulation or ordinance applicable to it;

(iii) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. All necessary corporate approvals have been obtained to carry out the full intent and meaning of this Agreement;

(iv) this Agreement has been duly authorized, executed and delivered by it and is a legal, valid and binding obligation of it enforceable against it in accordance with its terms; and

(v) it has the full power and authority to assign or take assignment of, as the case may be, the Agreements as contemplated in this Agreement.

3.2 REPRESENTATIONS AND WARRANTIES OF 0724000. 0724000 hereby covenants, represents and warrants to Magellan Gold BVI as follows and acknowledges that Magellan Gold BVI is relying on the truth and accuracy thereof in entering into this Agreement:

(i) the Agreements are capable of assignment to Magellan Gold BVI in accordance with the provisions of this Agreement and all consents of third parties required for such assignment have been obtained;

(ii) the Agreements are valid and subsisting agreements, in full force and effect and unmodified and there are no defaults thereunder by the parties thereto; and

(iii) except as otherwise stated therein, each of the Agreements constitutes the entire agreement between 0724000 and the other parties thereto in respect of the matters dealt with therein and there are no collateral agreements, undertakings, declarations or representations, written or verbal, in respect thereof.

3.3 ADDITIONAL REPRESENTATION AND WARRANTY OF 0724000. 0724000 hereby covenants, represents and warrants to Magellan Gold BVI as follows and acknowledges that

Magellan Gold BVI is relying on the truth and accuracy thereof in entering into this Agreement: 0724000 has not assigned, transferred, mortgaged or otherwise encumbered its interest in the Agreements to any other person and no person has an option to acquire the same.


IN WITNESS WHEREOF this Agreement has been executed by the parties as of the date and year first above written.



0724000 B.C. LTD.                                  MAGELLAN GOLD (BVI) INC.


Per:  /s/ Douglas Turnbull                         Per:  /s/ Nick DeMare
     ------------------------                           ------------------------
     Authorized Signatory                               Authorized Signatory


THE ASSIGNMENT REFERENCED IN THE ABOVE AGREEMENT IS HEREBY ACKNOWLEDGED AND CONSENTED TO AS OF THE 14TH DAY OF SEPTEMBER 2005.


BULAKASHU MINING COMPANY LTD


Per:  /s/ Oleg Kim
    ------------------------------
         Authorized Signatory


MARSA GOLD CORP.


Per:  /s/ Dmitriy Vedeshkin-Ryabov
    ------------------------------
         Authorized Signatory

CENTRASIA MINING CORP.


Per: /s/ Douglas Turnbull
    ------------------------------
         Authorized Signatory